                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:



[ ]  Preliminary Proxy Statement


[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                 Morgan Stanley Russia & New Europe Fund, Inc.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") will be held on Thursday, April 29, 1999 at 11:00 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

     1. To elect three Class I Directors for a term of three years.

     2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999.

     3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Eastern Europe Fund, Inc.

     4. To approve an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of the Fund's total assets in securities of companies involved in the telecommunications industry if the Board of Directors of the Fund determines that certain criteria are met.

     5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 1, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       STEFANIE V. CHANG
                                       Acting Secretary


Dated: March 15, 1999


     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------


     This statement is furnished by the Board of Directors of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, April 29, 1999 at 11:00 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "MSDW Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 15, 1999. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.


     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999, FOR approval of the amendment to the Fund's Articles of Incorporation to change the name of the Fund and FOR the approval of the amendment to the Fund's investment restrictions. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

     The Board has fixed the close of business on March 1, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 4,767,248 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.


     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $22,500, which includes expenses.


     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC., C/O CHASE

GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2, 3 AND 4 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Michael F. Klein as Class I Directors.

     Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.


     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. After the Meeting, the Audit Committee will continue to consist of those Directors of the Fund mentioned above who are not "interested persons." The Audit Committee met two times during the fiscal year ended December 31, 1998. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.


     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1998. For the fiscal year ended December 31, 1998, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:


                                                                                          COMMON
                                                                                          STOCK            SHARE
                                                                                       BENEFICIALLY     EQUIVALENTS
                                                                                       OWNED AS OF      OWNED UNDER
                                  POSITION WITH          PRINCIPAL OCCUPATIONS           MARCH 1,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH     THE FUND             AND OTHER AFFILIATIONS            1999        ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------         ----------------------        ------------    -------------   ----------
Barton M. Biggs*...............  Director and      Chairman, Director and Managing        10,023               --          ***
 1221 Avenue of the Americas      Chairman of      Director of Morgan Stanley Dean
 New York, New York 10020         the Board         Witter Investment Management Inc.
 11/26/32                         since 1996        and Chairman and Director of
                                                    Morgan Stanley Asset Management
                                                    Limited; Managing Director of
                                                    Morgan Stanley & Co.
                                                    Incorporated; Director of the
                                                    Rand McNally Company; Member of
                                                    the Yale Development Board;
                                                    Director and Chairman of the
                                                    Board of various U.S. registered
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter
                                                    Investment Management Inc.
Michael F. Klein*..............  Director and      Principal of Morgan Stanley & Co.           0               --          ***
 1221 Avenue of the Americas      President        Incorporated and Morgan Stanley
 New York, New York 10020         since 1997        Dean Witter Investment Management
 12/12/58                                           Inc. and previously a Vice
                                                    President thereof; Director and
                                                    President of various investment
                                                    companies managed by Morgan
                                                    Stanley Dean Witter Investment
                                                    Management Inc.; Previously
                                                    practiced law with the New York
                                                    law firm of Rogers & Wells.
Peter J. Chase.................  Director since    Chairman and Chief Financial              359                0          ***
 1441 Paseo De Peralta            1996             Officer, High Mesa Technologies,
 Santa Fe, New Mexico 87501                         Inc.; Principal, Statements;
 10/12/32                                           Director of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management Inc.
John W. Croghan................  Director since    President of Lincoln Partners, a        1,000         227.6094          ***
 200 South Wacker Drive           1996             partnership of Lincoln Capital
 Chicago, Illinois 60606                            Management Company; Director of
 6/8/30                                             St. Paul Bancorp, Inc., Lindsay
                                                    Manufacturing Co. and Republic
                                                    Services; Director of various
                                                    U.S. registered investment
                                                    companies managed by Morgan Stan-
                                                    ley Dean Witter Investment
                                                    Management Inc.; Previously
                                                    Director of Blockbuster
                                                    Entertainment Corporation.

                                                                                          COMMON
                                                                                          STOCK            SHARE
                                                                                       BENEFICIALLY     EQUIVALENTS
                                                                                       OWNED AS OF      OWNED UNDER
                                  POSITION WITH          PRINCIPAL OCCUPATIONS           MARCH 1,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH     THE FUND             AND OTHER AFFILIATIONS            1999        ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------         ----------------------        ------------    -------------   ----------
David B. Gill..................  Director since    Director of various U.S.                  502                0          ***
 26210 Ingleton Circle            1996             registered investment companies
 Easton, Maryland 21601                             managed by Morgan Stanley Dean
 6/7/26                                             Witter Investment Management
                                                    Inc.; Director of the Mauritius
                                                    Fund Limited; Director of Moneda
                                                    Chile Fund Limited; Director of
                                                    First NIS Regional Fund SIAC;
                                                    Director of Commonwealth Africa
                                                    Investment Fund Ltd.; Chairman of
                                                    the Advisory Board of Advent
                                                    Latin American Private Equity
                                                    Fund; Chairman and Director of
                                                    Norinvest Bank; Director of
                                                    Surinvest International Limited;
                                                    Director of National Registry
                                                    Company; Director of South Asia
                                                    Regional Fund Ltd.; Director of
                                                    Creditanstalt Ukraine; Previously
                                                    Director of Capital Markets
                                                    Department of the International
                                                    Finance Corporation; Trustee,
                                                    Batterymarch Finance Management;
                                                    Chairman and Director of Equity
                                                    Fund of Latin America S.A.;
                                                    Director of Commonwealth Equity
                                                    Fund Limited; and Director of
                                                    Global Securities, Inc.
Graham E. Jones................  Director since    Senior Vice President of BGK              500                0          ***
 330 Garfield Street              1996             Properties; Trustee of ten
 Suite 200                                          investment companies managed by
 Santa Fe, New Mexico 87501                         Weiss, Peck & Greer; Trustee of
 1/31/33                                            various investment companies
                                                    managed by Morgan Grenfell
                                                    Capital Management Incor-
                                                    porated; Director of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Trustee of various
                                                    investment companies managed by
                                                    Sun Capital Advisors, Inc.;
                                                    Previously Chief Financial
                                                    Officer of Practice Management
                                                    Systems, Inc.
John A. Levin..................  Director since    Chairman and Chief Executive            5,500         526.1482          ***
 One Rockefeller Plaza            1996             Officer of John A. Levin & Co.,
 New York, New York 10020                           Inc.; Director of various U.S.
 8/20/38                                            registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Director, President and
                                                    Chief Executive Officer of Baker
                                                    Fentress & Company
William G. Morton, Jr..........  Director since    Chairman and Chief Executive              478                0          ***
 100 Franklin Street              1996             Officer of Boston Stock Exchange;
 Boston, MA 02110                                   Director of Tandy Corporation;
 3/13/37                                            Director of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management Inc.

                                                                                          COMMON
                                                                                          STOCK            SHARE
                                                                                       BENEFICIALLY     EQUIVALENTS
                                                                                       OWNED AS OF      OWNED UNDER
                                  POSITION WITH          PRINCIPAL OCCUPATIONS           MARCH 1,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH     THE FUND             AND OTHER AFFILIATIONS            1999        ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------         ----------------------        ------------    -------------   ----------
Harold J. Schaaff, Jr.*........  Vice President    Principal of Morgan Stanley & Co.           0               --          ***
 1221 Avenue of the Americas      since 1996       Incorporated and Morgan Stanley
 New York, New York 10020                           Dean Witter Investment Management
 6/10/60                                            Inc.; General Counsel and
                                                    Secretary of Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Officer of various
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter In-
                                                    vestment Management Inc.
Joseph P. Stadler*.............  Vice President    Principal of Morgan Stanley & Co.           0               --          ***
 1221 Avenue of the Americas      since 1996       Incorporated and Morgan Stanley
 New York, New York 10020                           Dean Witter Investment Management
 6/7/54                                             Inc.; Officer of various
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter
                                                    Investment Management Inc.;
                                                    Previously with Price Waterhouse
                                                    LLP.
Stefanie V. Chang*.............  Vice President    Vice President of Morgan Stanley &          0               --          ***
 1221 Avenue of the Americas      since 1997 and   Co. Incorporated and Morgan
 New York, New York 10020         Acting Secre-     Stanley Dean Witter Investment
 11/30/66                         tary since        Management Inc.; Officer of
                                  1998              various investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Previously practiced law
                                                    with the New York law firm of
                                                    Rogers & Wells.
Joanna Haigney.................  Treasurer         Vice President and Manager of Fund          0               --          ***
 73 Tremont Street                since 1997        Administration, Chase Global
 Boston, Massachusetts 02108                        Funds Services Company; Officer
 10/10/66                                           of various investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Previously with Coopers &
                                                    Lybrand LLP.
Belinda Brady..................  Assistant         Manager, Fund Administration,               0               --          ***
 73 Tremont Street                Treasurer        Chase Global Funds Services
 Boston, Massachusetts 02108      since 1996        Company; Officer of various
 1/23/68                                            investment companies managed by
                                                    Morgan Stanley Dean Witter
                                                    Investment Management Inc.;
                                                    Previously with Price Waterhouse
                                                    LLP.
All Directors and Officers as a Group................................................     18,362         753.7576          ***
                                                                                          ======         ========         ====


---------------
   * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang are officers of the Manager.
  ** This information has been furnished by each nominee, director and officer. *** Less than 1%.
   + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.


     The Fund pays each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates an annual fee of $4,262, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $787 for serving on such committee.

     Each of the Directors who is not an "affiliated person" of MSDW Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSDW Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSDW Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1998.


                              AGGREGATE     PENSION OR RETIREMENT   TOTAL COMPENSATION    NUMBER OF FUNDS
                             COMPENSATION     BENEFITS ACCRUED        FROM FUND AND       IN FUND COMPLEX
                              FROM FUND        AS PART OF THE       FUND COMPLEX PAID        FOR WHICH
NAME OF DIRECTORS               (2)(3)         FUND'S EXPENSES      TO DIRECTORS(2)(4)   DIRECTOR SERVES(5)
-----------------            ------------   ---------------------   ------------------   ------------------
Barton M. Biggs(1).........     $    0              None                 $     0                 16
Michael F. Klein(1)........          0              None                       0                 16
Peter J. Chase.............      5,049              None                  75,753                 12
John W. Croghan............      4,442              None                  72,369                 12
David B. Gill..............      5,049              None                  80,683                 12
Graham E. Jones............      5,049              None                  75,891                 12
John A. Levin..............      4,442              None                  80,256                 13
William G. Morton, Jr......      4,262              None                  64,997                 12


---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1998, regardless of whether such amounts were actually received by the Directors during such fiscal year.

(3) Mr. Croghan earned $4,442 and Mr. Levin earned $4,442 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1998. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.

(4) Mr. Croghan earned $72,369, Mr. Gill earned $20,881, Mr. Jones earned $138 and Mr. Levin earned $80,256 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1998. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1998.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and believes that all required reports under Section 16(a) have been filed on a timely basis for the Fund's officers and directors.

     The election of Messrs. Chase, Gill and Klein requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.


     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.



     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                        APPROVAL OF AN AMENDMENT TO THE
                        FUND'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)


     The Board of Directors has approved an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Eastern Europe Fund, Inc. The Board determined that the name change was necessary and appropriate in light of the merger between Morgan Stanley Group Inc. and Dean Witter, Discover & Co. effective May 31, 1998. Furthermore, the Board determined that such name change was appropriate to more clearly reflect the Fund's continued policy and current focus on investing in Eastern European countries (including but not limited to the Czech Republic, Hungary, Poland and Russia).



     In connection with the proposed name change to Morgan Stanley Dean Witter Eastern Europe Fund, Inc., the Board of Directors of the Fund has determined to update the investment policy of the Fund to reflect more clearly the new name of the Fund. Shareholders should note, however, that the investment objective of the Fund of long term capital appreciation is not being changed. Furthermore, the countries in which the Fund intends to invest ("RNE countries") as set forth in the Fund's prospectus dated September 24, 1996 (the "Prospectus") and below, is not being changed. The Fund's focus on certain countries will be highlighted as set forth below.



     Currently, it is the Fund's policy, under normal market conditions, to invest all, but not less than 65%, of its total assets in (i) equity securities
(A) of companies organized in, or for which the principal trading market is in, an RNE country, (B) denominated in the currency of an RNE country and issued by companies to finance operations in an RNE country and (C) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in an RNE country (collectively, "RNE country issuers") and (ii) Sovereign Debt (as defined in the Prospectus). The Prospectus states that:



     "[the] Fund intends to invest in equity securities of RNE country issuers and Sovereign Debt as appropriate opportunities arise. The amount invested in any one RNE country will vary depending on market conditions. The Fund is not limited in the percentage of its assets that may be invested in any one country and it is anticipated that, from time to time, the Fund may have a significant portion of its assets invested in securities of Russian issuers. The Fund anticipates that, initially, its investments will be made primarily in Russia, the Czech Republic, Hungary and Poland, which currently have the most developed capital markets of the RNE countries. Bulgaria, Croatia, Estonia, Latvia, Lithuania, Slovakia, Slovenia and the Ukraine also offer current investment opportunities on a more limited basis. As opportunities develop, investments may be made in the remaining RNE countries."

     The complete list of RNE countries is as follows:



        Albania                             Republic of Hungary       Romania
        Armenia                             Kazakhstan                Russian Federation
        Azerbaijan                          Kyrgyzstan                Serbia
        Belarus                             Latvia                    Slovakia
        People's Republic of Bulgaria       Lithuania                 Slovenia
        Croatia                             Macedonia                 Tajikistan
        Czech Republic                      Moldova                   Turkmenistan
        Estonia                             Montenegro                Ukraine
        Georgia                             Republic of Poland        Uzbekistan

     The Board has determined, if the proposed name change is approved by shareholders of the Fund, to update the investment policy to reflect the Fund's current focus on Eastern European countries. Thus, the Board has approved updating this policy of the Fund as follows:


     "It is the Fund's policy, under normal market conditions, to invest substantially all, but not less than 65%, of its total assets in (i) equity securities (A) of companies organized in, or for which the principal trading market is in, an Eastern European country, (B) denominated in the currency of an Eastern European country and issued by companies to finance operations in an Eastern European country and (C) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in an Eastern European country (collectively, "Eastern European country issuers") and
     (ii) Sovereign Debt (as defined in the Prospectus). The list of Eastern European countries is as follows:




        Albania                             Latvia                    Romania
        Belarus                             Lithuania                 Russian Federation
        People's Republic of Bulgaria       Macedonia                 Serbia
        Croatia                             Moldova                   Slovakia
        Czech Republic                      Montenegro                Slovenia
        Estonia                             Republic of Poland        Ukraine
        Republic of Hungary


     As opportunities develop with respect to the portion of the Fund's assets not invested in Eastern European country issuers, the Fund may invest in those RNE country issuers (as defined herein) which are not Eastern European country issuers as set forth above and in Sovereign Debt. The Fund intends to invest in equity securities of Eastern European country issuers and RNE country issuers and Sovereign Debt as appropriate opportunities arise. The amount invested in any one Eastern European country or RNE country will vary depending on market conditions. Subject to the investment policy set forth above, the Fund is not limited in the percentage of its assets that may be invested in any one country."


     Shareholders should note that this updated investment policy does not limit or change the list of countries in which the Fund may invest. It simply aligns the proposed new name of the Fund with the current investment practices of the Fund. The proposed update to the Fund's investment policy was approved by the Board of Directors at a meeting held on February 17, 1999. This amendment to a non-fundamental investment policy of the Fund does not require a Shareholder vote. If the Shareholders approve the proposed name change, the above-mentioned update to the Fund's investment policy will be effected.

                        APPROVAL OF AN AMENDMENT TO THE
                         FUND'S INVESTMENT RESTRICTIONS
                                (PROPOSAL NO. 4)

     The Board of Directors of the Fund has approved an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of its total assets in securities of companies involved in the telecommunications industry in RNE countries (as set forth above). This change would provide the Fund with greater flexibility to take advantage of investment opportunities. This amendment is subject to shareholder approval, and the ability of the Fund to invest more than 25% of its total assets in the telecommunications industry is subject to a determination by the Board of Directors that certain criteria exist.

     These criteria include that the Board of Directors determine that the telecommunications industry comprises a significant percentage (20% or more) of the market of an RNE country. Furthermore, the Board must determine that the Fund's ability to achieve its investment objective would be materially adversely affected if the Fund were not able to concentrate in such industry.

     The Board of Directors has approved investing more than 25% of the Fund's total assets in the telecommunications industry in RNE countries. If the amendment to the Fund's investment restrictions is approved by the shareholders of the Fund, the Fund will commence investing more than 25% of its total assets in the telecommunications industry. This policy will continue until the Board of Directors determines otherwise.


     The text of the current investment restriction and the proposed amendment is set forth as Exhibit A to this proxy statement. As used in this proxy statement, the telecommunications industry refers broadly to companies generally involved in the provision of telephone, cellular, data transmission and other communications services. At present, due to market appreciation, approximately 27% of the Fund's total assets are invested in securities of issuers in the telecommunications industry in RNE countries.


INCREASED INVESTMENT RISK

     If greater than 25% of the Fund's assets are invested in the telecommunications industry in RNE countries, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund's performance would be more closely linked to the performance of that industry and would be more dramatically affected by fluctuations in that industry. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of its more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies.

STOCKHOLDER NOTICE

     Stockholders are hereby notified that, as stated above, the Board of Directors has approved investing more than 25% of the Fund's total assets in the telecommunications industry in RNE countries, subject to stockholder approval of the amendment to the Fund's investment restrictions described herein. The Fund will notify its stockholders of any decision by the Board of Directors to cease investing more than 25% of the Fund's total assets in the telecommunications industry.

STOCKHOLDER APPROVAL

     The Fund's investment restrictions are fundamental policies of the Fund and may not be changed without stockholder approval. Approval of the proposed amendment to the Fund's investment restrictions will require the affirmative vote of a majority of the Fund's outstanding shares. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at March 1, 1999:

         NAME AND ADDRESS OF                       AMOUNT AND NATURE OF
          BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP              PERCENT OF CLASS
         -------------------                       --------------------              ----------------
Morgan Stanley Dean
  Witter & Co........................  444,109 shares with shared voting power and        11.35%
  1585 Broadway                        shared dispositive power; 96,845 shares with
  New York, New York 10036             shared dispositive power but no voting
                                       power(1)
Morgan Stanley & Co.
  International Limited..............  362,106 shares with shared voting power and         7.60%
  25 Cabot Square                      shared dispositive power;(1)
  Canary Wharf
  London E14 4QA
  England

---------------

(1) Based on a Schedule 13G/A filed with the Commission on February 5, 1999.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING


     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before November 16, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders in 2000, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before January 29, 2000 and not later than March 1, 2000, pursuant to the Fund's Bylaws.


                                              STEFANIE V. CHANG
                                              Acting Secretary


Dated: March 15, 1999


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

     Currently, the Fund's investment restrictions state:

     "As a matter of fundamental policy:

     1. The Fund may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government, other than the U.S. government), except to the extent, and only for such period of time as, the Board of Directors of the Fund determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its stockholders to invest more than 25% of the Fund's total assets in securities of companies involved in the energy sources industry or the electric utilities industry in RNE countries. Since the securities markets of many RNE countries are emerging markets characterized by a relatively small number of issues, it is possible that the energy sources industry or the electric utilities industry may on occasion comprise a significant percentage (20% or more) of the market of one or more RNE countries. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in the securities of issuers in each of those industries. The Fund would only take this action if the Board of Directors determines that the energy sources industry or the electric utilities industry comprises a significant percentage (20% or more) of the market of an RNE country, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in either such industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in either such industry. In the event the Board of Directors permits greater than 25% of the Fund's total assets to be invested in the energy sources industry or the electric utilities industry in RNE countries, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the energy sources industry or the electric utilities industry in RNE countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed . .
 ."

     The text of the proposed amendment is set forth below:

     "As a matter of fundamental policy:

     1. The Fund may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government, other than the U.S. government), except to the extent, and only for such period of time as, the Board of Directors of the Fund determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its stockholders to invest more than 25% of the Fund's total assets in securities of companies involved in the energy sources industry, the electric utilities industry or the telecommunications industry in RNE countries. Since the securities markets of many RNE countries are emerging markets characterized by a relatively small number of issues, it is possible that the energy sources industry, the electric utilities industry or the telecommunications industry may on occasion comprise a significant percentage (20% or more) of the market of one or more RNE countries. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in the securities of issuers in each of those industries. The Fund would only take this action if the Board of Directors determines that the energy sources industry, the electric utilities industry or the telecommunications industry comprises a significant percentage (20% or more) of the market of an RNE country, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in the energy sources industry, the electric utilities industry or the telecommunications industry, as the case may be, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in such industry. In the event the Board of Directors permits greater than 25% of the Fund's total assets to be invested in the energy sources industry, the electric utilities industry or the telecommunications industry in RNE countries, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the energy sources industry, the electric utilities industry or the telecommunications industry in RNE countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed . . ."

                                      PROXY

                  MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on March 1, 1999 at the Annual Meeting of Stockholders to be held on April 29, 1999, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated March 15, 1999.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1. Election of the following nominees as Directors:

   FOR   WITHHELD

   [ ]  [ ]       Class I Nominees:
                  Peter J. Chase, David B. Gill and Michael F. Klein

                  --------------------------------------
                  For all nominees except as noted above

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

   FOR        AGAINST        ABSTAIN

    [ ]       [ ]            [ ]



3. Approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Eastern Europe Fund, Inc.

   FOR        AGAINST        ABSTAIN

   [ ]        [ ]            [ ]



4. Approval of an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of the Fund's total assets in securities of companies involved in the telecommunications industry if the Board of Directors of the Fund determines that certain criteria are met.

   FOR        AGAINST        ABSTAIN

   [ ]        [ ]            [ ]



5. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)___________________________________

DATE _______________, 1999

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]